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Exhibit 10.4



                      [LETTERHEAD OF ZYDECO ENERGY, INC.]

                                                   October 31, 1996



Cheniere Energy Operating Company, Inc.
237 Park Avenue, Suite 2100
New York, NY  10017

                                                   RE:  Third Amendment

Gentlemen:

     I am writing with respect to that certain Exploration Agreement dated
April 4, 1996, by and between FX Energy, Inc., and Zydeco Exploration, Inc., as amended by that certain First Amendment dated May 15, 1996, and that certain Second Amendment dated August 5,1996 (the "Agreement"). For convenience, terms defined therein shall have the same meaning when used herein. FX Energy, Inc. ("FX") has changed its name to Cheniere Energy Operating Co., Inc. ("Cheniere").

     Section 2 of the Agreement originally provided:

       FX shall pay the Seismic Funds to ZEI for deposit in the segregated account described in Section 12.a on the following schedule.

                            DATE             AMOUNT
                          --------         ----------

                         1996-05-15      $3,000,000.00

                         1996-06-30       1,000,000.00

                         1996-07-30       1,000,000.00

                         1996-08-30       1,000,000.00

                         1996-09-30       2,000,000.00

                         1996-10-30       1,000,000.00

                         1996-11-30       1,000,000.00

                         1996-12-30       1,000,000.00

                         1997-01-30       1,000,000.00

                         1997-02-28       1,500,000.00

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Cheniere Energy Operating Company, Inc.
October 31, 1996
Page 2


    Through yesterday, October 30, 1996, Cheniere had paid $5,000,000.00. We wish to provide an alternate schedule for the remaining payments, which is:

                            DATE             AMOUNT
                          --------         ----------

                         1996-10-31      $1,000,000.00

                         1996-11-30       2,000,000.00

                         1997-01-31       2,000,000.00

                         1997-02-28       2,000,000.00

                         1997-03-31       1,500,000.00
    Further:

    1. Should Cheniere fail to make the payment of $2,000,000.00 due November 30, 1996, by such date, such failure shall be treated as a Discontinuance under Section 5 .

    2. As to the payments due January 31, 1997, February 28, 1997, and March 31, 1997, the normal grace period shall apply.

    3.  The parties agree that the agreements by Zydeco to defer payments under
        Section 2 do not obligate Zydeco to grant further waivers nor waive the rights of Zydeco to have payments made at the times provided in the Agreement, as modified hereby.

    If I have correctly set forth our agreements, kindly so indicate by executing one counterpart of this letter and returning it to the undersigned.

                                                   Yours very truly,

                                                   ZYDECO EXPLORATION, INC.


                                                   /s/ W. Kyle Willis
                                                   ------------------
                                                   W. Kyle Willis
                                                   Vice President

ACCEPTED AND AGREED TO THIS
31ST DAY OF OCTOBER, 1996.

CHENIERE ENERGY OPERATING COMPANY, INC.


/s/ William D. Forster
------------------------
President

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